                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2007

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                           FALCONSTOR SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-23970                  77-0216135
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      (State or other              (Commission               (IRS Employer
  jurisdiction of incorporation)   File Number)           Identification No.)

     2 Huntington Quadrangle, Melville, New York                 11747
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       (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 631-777-5188

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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

      On July 26,  2007,  the  Company  issued a press  release  announcing  its results of operations for the fiscal quarter ended June 30, 2007.

      The text of a press release  issued by the Company is furnished as Exhibit
99.1 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

      The Company will state during its second quarter 2007 earnings  conference call that it expects  that  revenues  for the full year 2007 will be on the high end of the  previously  announced  range of $72-$75  million and that it expects that  earnings  per share  will be on the high end of the  previously  announced range of $0.25 - $ 0.30. The earnings per share  estimate  excludes stock option expense.

Item 9.01.  Financial Statements and Exhibits

(c)         Exhibits

            Exhibit Number    Description
            --------------    -----------

            99.1              Press release of the Company dated July 26, 2007.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          FALCONSTOR SOFTWARE, INC.

Dated: July 26, 2007                      By:   /s/ James Weber
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                                                Name:  James Weber
                                                Title: Chief Financial Officer
                                                       and Vice President

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